SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): October 25, 2002
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                             PATAPSCO BANCORP, INC.
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               (Exact Name of Registrant as Specified in Charter)


          MARYLAND                       0-28032                52-1951797
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(State or Other Jurisdiction of        (Commission           (I.R.S. Employer
Incorporation or Organization)         File Number)         Identification No.)



1301 MERRITT BOULEVARD, DUNDALK, MARYLAND                        21222-2194
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(Address of Principal Executive Offices)                         (Zip Code)

       Registrant's telephone number, including area code: (410) 285-1010
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                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events
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     On October 25, 2002, Patapsco Bancorp,  Inc. (the "Company") announced that its Board of Directors approved a 10% stock dividend on the registrant's common stock, par value $.01 per share (the "Common Stock"). The common stock dividend will be distributed on December 13, 2002 to stockholders of record as of November 15, 2002. The common stock dividend will increase the outstanding common stock of the Company by 10% to approximately 409,137 shares. No fractional shares will be issued and no cash payment will be made in lieu of the fractional shares. For information regarding the 10% common stock dividend, reference is made to the Company's press release dated October 25, 2002, which is attached hereto as Exhibit 99.1 and incorporated herein by reference.



Item 7.  Financial Statements and Exhibits
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Exhibit 99.1     Press Release dated October 25, 2002

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         PATAPSCO BANCORP, INC.
                                         -------------------------------
                                         (Registrant)


Date:  November 6, 2002                  By:/s/ Joseph J. Bouffard
                                            ------------------------------------
                                            Joseph J. Bouffard
                                            President